UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices) (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2024, Petros Pharmaceuticals, Inc. (the “Company”) entered into an Offer Letter Amendment (the “Amendment”), effective as of October 16, 2024 (the “Effective Date”), with Fady Boctor (“Boctor”), the Company’s President and Chief Commercial Officer, for the purpose of amending that certain Employment Offer Letter, effective February 19, 2021, by and between the Company and Boctor (the “Offer Letter”).

The Amendment, among other things: (i) allows Boctor to engage in other consulting or employment activities for direct or indirect remuneration, so long as such engagement or service does not create a conflict of interest with, or interfere with the performance of, his duties under the Offer Letter or conflict with any covenants with the Company; (ii) amends the term of the Offer Letter, which shall terminate on December 31, 2024; and (iii) adjusts Boctor’s base salary from an annual rate of $350,000 to an annual rate of $280,000 effective as of the Effective Date.

Except as expressly amended by the Amendment, the Offer Letter remains in full force and effect in accordance with the provisions thereof.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter Amendment, effective as of October 16, 2024, by and between the Company and Fady Boctor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: October 18, 2024	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer